accuridecorp.com Industry-Leading Commercial Vehicle Products Accuride Investor Day Rockford December 5, 2012

Forward Looking Statements Statements contained in this disclosure that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding Accuride’s expectations, hopes, beliefs and intentions with respect to future results.  Such statements are subject to the impact on Accuride’s business and prospects generally of, among other factors, market demand in the commercial vehicle industry, general economic, business and financing conditions, labor relations, governmental action, competitor pricing activity, expense volatility and other risks detailed from time to time in Accuride’s Securities and Exchange Commission filings, including those described in Item 1A of Accuride’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011. Any forward-looking statement reflects only Accuride’s belief at the time the statement is made. Although Accuride believes that the expectations reflected in these forward-looking statements are reasonable, it cannot guarantee its future results, levels of activity, performance or achievements.  Except as required by law, Accuride undertakes no obligation to update any forward-looking statements to reflect events or developments after the date of this news release. *

Strengthen Organization Fix Gunite Business Strengthen Steel Wheel Business Grow Aluminum Wheel Business Pursue Strategic Opportunities * Accuride Top Five Priorities

Business Summary: Uncompetitive Approximately 27 percent of Accuride consolidated revenues <5% Adjusted EBITDA >50,000 units past due to customers; 6-8 week lead times Three manufacturing facilities with old, incapable equipment Per customers, had become uncompetitive in regards to quality, delivery, cost “Bare bones” leadership and technical teams Option One: Fix Upgrade leadership team Address commercial issues Invest capital of $45-55 million Re-establish quality systems Reduce manufacturing footprint Initiate cost-reduction programs Fix scheduling & ERP systems Regain customer confidence Option Two: Divest or Exit One-time charge >$100 million Cash outlay including pensions and other post-employment benefits >$50 million Gunite Situation – Early 2011 * Takeaway Fixing the business was the clear choice

Phase 1: Commercial Activity Ongoing AM & OES OEM Phase 2: Operational Stabilization 90% Complete Upgrade Organization Fix Scheduling & Inventory Systems Re-establish Quality Systems Improve daily production Reduce cost structure Phase 3: Machining and Assembly Investment 85% Complete Drum Machining (2Q/3Q12) Slack Assembly (3Q12) Hub Machining (4Q12) Mothball Elkhart and Brillion Machining facilities (1Q13) Phase 4: Foundry and Facility Improvements 75% Complete Repair/Upgrade Rockford Foundry Re-establish control of casting processes Gunite “Fix & Grow” Plan Update Two-year “Fix & Grow” Restructuring Plan on track operationally *

Gunite Leadership Team

New Hire | Same | Reassigned

Herb Aten
Director of Operations

- Bill Nestel – Area Manager Foundry
- Brent Williams – Controller
- Carl Welton – EHS Manager
- Kari Johnson – HR Manager
- Jerry Glynn – Supply Chain Manager
- Ed Bledsoe – Area Manager Machining
- Eric Pansegrau – Area Manager Assembly
- Harvey Dewan – Launch Manager
- Zach Zebrovious – Manufacturing Engr. Manager
- Randy Tison – Quality Manager
- Dick Haun – Maintenance Manager

Competent, technically-qualified leadership team in place since 3Q11

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80% complete; evaluating effectiveness of distribution center * Gunite Scheduling Systems

2011 Actual 2824 2012 Target 50 2012 YTD 97 Favorable Excess inspection costs removed; new business hold eliminated at Daimler Quality Performance (as reported by customers) CS2 Eliminated CS1 Eliminated Inspectors Added Note: PPM as reported by customers *

2011 Actual 80.0% 2012 Target 98.0% 2012 YTD 92.9% Zero premium freight; 1 – 2 week lead-time Equipment Downtime & Launch Inefficiencies On-Time Delivery (as reported by customers) *

Facility Overview Herb Aten Products and Processes Herb Aten Drum Machining Automatic Slack Adjusters Hub Machining and Sub-Assembly Foundry Improvements Facility Tour Herb Aten Current Market Conditions Chuck Byrnes Core Business Update Scott Hazlett Gunite Rockford Agenda *

accuridecorp.com Industry-Leading Commercial Vehicle Products Facility Overview

Products Wheel End Foundry (i.e., brake drums, hub/drum assemblies, disc wheel hubs) Owned/Leased Owned Property 619,000 Sq. ft. on 34 Acres 275,000 Sq. ft. Foundry Operations 150,000 Sq. ft. Machining Operations 50,000 Sq. ft. Assembly Operations 119,000 Sq. ft. Material Storage 25,000 Sq. ft. Administrative and lab Employees 382 Total – (63 Salary, 319 Hourly) Labor United Autoworkers Union * Facility Overview

* Facility History 1947 Gunite Foundries began producing cast steel wheels in addition to its cast iron brake drums 2005 Acquired by Accuride as part of the TTI merger 1928 Forbes pioneered high-test iron known by the trade name “Gunite” 1854 Founded by Duncan Forbes – named Eagle Foundry 1932 Name changed to Gunite Foundries Corp Rockford Background and History Major Process/Facility Improvement Investments 2012 1982-1983 Elkhart established; new casting line installed at Rockford

* Gunite was operationally incapable and starved for capital for years What We Inherited at Rockford

accuridecorp.com Industry-Leading Commercial Vehicle Products Products & Processes

Melting Capability: Two 36 tons/hour cupola furnaces Foundry – Gray Mold Department Clean Room & Assembly Machining Slack Assembly SPO Mold Line Cope and Drag System Grinding and Finishing, Automatic Paint Station and Hub & Drum Assembly Drum Machining Epic Slack Assembly * Key Processes

Phase 3: Machining and Assembly Investment 85% Complete Drum Machining (2Q/3Q12) - $24.8 million Equipment: 3 New Merrill Lines Expected capacity: 1.9 Million Drums per year Capability (CPK): 1.67 Quality checks: In-process Capability achieved in Key Characteristics Slack Assembly (3Q12) - $2.3 million Equipment: New Epic Line Expected capacity: 810,000 per year Capability (CPK): 1.67 Quality checks: In-Line Error Proofing Hub Machining (4Q12) - $3.2 million Equipment: New Maus Line (30 day delay) Expected Capacity: 115,000 per year Capability (CPK): 1.67 Gunite Updates – Phase 3 Total 2012 investment – Machining and Assembly = $30.3 million *

* Gunite Master Timing Plan

accuridecorp.com Industry-Leading Commercial Vehicle Products Drum Machining

* Average OEE = 30-40% Scrap = 4-6% Annual Capability = 598,400 50+ year-old Bullard machines located in Elkhart, IN, and incapable Honor Seiki CNCs located in Rockford, IL Before

Merrill Drum Machining Cells 2 & 3 Average OEE = 85%+ Scrap = 1.0-1.5% Annual Capacity = 1,400,000 Top 15 Part Numbers * Located in Rockford, IL

Drum Machining Cell 4A & 4B * Average OEE = 85%+ Scrap = 1.0 – 1.5% Annual Capacity = 500,000 Next 50 Part Numbers Located in Rockford, IL

Stick micrometer – Subjective & operator-dependent AG Davis gage replaced stick micrometer Pilot Bore Measurement < Q1 2012 Q2 2012 * Rockford Quality Lean Improvements

Rockford Quality Lean Improvements Q3 2012 Built-In Quality – Computer Controlled Gauging Merrill 2, 3, 4A & 4B *

Pilot Bore Measurement April 2012 July 2012 Hand gauging and Pre Control Charts Automated SPC tracking and Machine Offset Feature Time consuming – Subjective – Manual Offsets Eliminate Operator Error – Auto Reject Increased Quality Performance * Rockford Quality Lean Improvements

Machining Overall Equipment Effectiveness (OEE) *

Machining Scrap *

Drum Machining Summary * Two high volume drum machining lines are in full production The flexible drum machining cells are installed & launching Refurbished CNCs to create a flexible cell for low volume parts Drum machining eliminated at Elkhart on 11-2-12 (was up to 5,500 drums per day in Q1 2012) Reduction of 71 associates related to new equipment World class quality levels at < 25ppm Shortest lead-times in industry at 1-2 weeks New annual production capacity: 2.8 million drums

accuridecorp.com Industry-Leading Commercial Vehicle Products Automatic Slack Assembly

Old Slack Assembly Process *

Dysfunctional Supply Chain *

Equipment is installed and in full production Number of Machines/Stations: 12 work stations Annual Production Volumes: 810,000 Capability (CPK): 1.67 Decommissioned two old assembly lines Headcount reduction of 10 Associates Automated Slack Assembly *

Built-In Quality Process Controls

Automation vs. Previous System Capability

Feature	Previous Gunite Controls	Epic Controls
Arm Bushing	Human Inspection	**Vision system**
O-Rings	Human Inspection	**Part presence & force monitoring**
Boot	Human Inspection	**Part presence & vision**
Link Arm	Slip-torque test machine	**Part presence & vision** *
Spline Gear	Slip-torque test machine	**Force monitoring & poka-yoke** *
Worm Shaft	Load-gap test, slip-torque test, greasing	**Torque & angular positioning** *
Top End Components	Visual inspection, load-gap test	**Visual inspection, load-gap test**
End Cap	Visual inspection, load-gap test	**Visual inspection, load-gap test**
Clutch Springs	Visual inspection, load-gap test	**Visual inspection, load-gap test**
Plug	Visual inspection, load-gap test	**Visual inspection, load-gap test**
Drilled Holes	Human Inspection	**Drill presence, Z-control**
Split Pins	Human Inspection	**Presence in press head**
Grease in slack	Human Inspection	**Volume metering & valving**
Seal plates	Human Inspection	**Part presence, force monitoring**
Clevis & pins	Human Inspection	**Vision system**

* Indicates that additional controls exist w/ traceability system

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accuridecorp.com Industry-Leading Commercial Vehicle Products Hub Machining and Sub-Assembly

Hub Machining Previous Consolidated to Rockford 177 hourly, 30 salary employees Asset average age > 40 years Drum, Hub, Rotor and Spoke Wheel Machining Hub/Drum and Hub/Rotor Assembly Drum Casting & Machining, Slack Assembly, Hub Machining & Assembly, Hub/Drum & Hub/Rotor Assembly Annual Capacity (5/22.5): Drum and Rotor Castings - 2,400,000 Drum Machining - 2,800,000 Hub Machining - 230,000 Slack Assembly - 810,000 Headcount: 319 Hourly, 63 Salary Headcount reductions Other cost reductions Quality & service performance step-improvements Asset average age: Drum Machining -1.5 years Hub Machining - 10 years 11/30/12 Elkhart Plant * Net head count reduction of 292 employees Rockford (2Q12): 344 hourly, 76 salary (no hub processing) Note: Headcount figures as of 2Q12

Hub Machining at Rockford (1Q13) * Relocated & Reconditioned PUMA Line Relocated & Rebuilt Tarpon Assembly Cell Purchased MAUS

* Maus Equipment (Flexible CNC Cells)

Ceased hub production in Elkhart and Brillion on 11/30/12 Puma line reconditioned, transferred, installed and launched Annual Production Capacity = 115,000 CPK = 1.0 - 1.33 Timing = December 1, 2012 Tarpon is being refurbished for rear hubs (runoff 12/3-12/10) Maus machine is in final debug and runoff (12/3-12/10) Annual Production Capacity = 115,000 CPK = 1.67 Timing = February 1, 2013 Relocating select hub assembly equipment from Elkhart (1Q13) Hub machining and all assembly consolidation into Rockford reduces 2012 manpower by 131 associates going into 2013 Hub Machining and Assembly *

accuridecorp.com Industry-Leading Commercial Vehicle Products Foundry Improvements

Foundry Improvements * Investments for Safety (S), Quality (Q) and Capability (C) $4.4M in Capital Improvements on Foundry completed in 2012: Long-overdue roof repairs above cupola and mold line (S) Scrap yard run-off (S) Bag-house #2 and #3 replaced (S) Cupola #1 rebuild (S, C) Cupola control improvements (Q) Sand temperature process control improvements (Q) Mold line repairs (sand shakeout, mold cars, etc.) (Q, C) Pallet and mold tooling replacements (Q,C)

accuridecorp.com Industry-Leading Commercial Vehicle Products Tour Route

* Tour Route

accuridecorp.com Industry-Leading Commercial Vehicle Products Current Market Conditions

2012 Quarterly Class 8 Build Projections Sources: ACT, FTR 2012 FTR 73,306 77,720 63,895 54,352 2012 ACT 77,701 78,268 65,080 58,907 2012 Actual 77,724 78,268 65,080 -  * 2012 4th quarter volume projections continue to decline

2013 Quarterly Class 8 Build Projections Sources: ACT, FTR 2013 FTR 54,500 60,800 61,200 63,500 2013 ACT 62,504 68,605 71,205 73,805 * Accuride’s 2012 plan will trend with FTR’s more conservative forecast

Sources: ACT, FTR, Global Insight, AMRC Takeaways CL8 Build rates are expected to be soft through Q1 2013. October net orders showed improvement with the arrival of peak ordering season; November net orders remained at healthy levels. CL5-7 on steady upward trend Trailer builds steady but slowing Industry Build Projections *

Wheels LT TRK 1: Done – 5-years, no re-sourcing Trailer 1: Done – 3-years, standard on aluminum and steel, near 100% market share Trailer 2: Conquest win due to competitor’s quality issues Truck 1: Final T&C negotiations underway, 3-year LTA likely, with added AL wheel share Truck 2: Steel agreement reached, Aluminum final negotiation underway, 3-year LTAs likely Truck 2: Aluminum private brand negotiation underway, Agreement likely Truck 3: Agreements in place for 2013, 3-yr LTA proposal from customer by 12/10, retain >95% Share Truck 4: Agreements in place with competitors thru Oct 2013; significant opportunity Gunite Truck 4: Done – LTA through 12/2014 PACCAR: Lost standard position on high-volume part numbers for 2013. Quoting new OES volumes, negotiating “up-charges” for fleet spec orders. Navistar: Lost standard position on high-volume part numbers for 2013. Secured new OES market share gains, negotiating “up-charges” for fleet spec orders. Truck 1: Re-approved for data book 1/2013 Significant VIPAR Member: Switched all volume from overseas competitor to Gunite for 2013 citing “Made in USA, shortest industry lead times and competitive pricing” LTA Updates *

Old Sales Model (Push Product) Accuride OEM Aftermarket Fleets * Focus was on selling to OEMs and Distributors

Fleets Continuing to call on OEMs and Distributors Regional Sales Force and Accuride Executives now call on Fleets directly to have them specify Accuride products on their equipment and component buys New Sales Model (Pull Through) Accuride OEM Aftermarket * Fleets Spec Products

accuridecorp.com Industry-Leading Commercial Vehicle Products Core Business Update

Heavy-Duty wheel production consolidated to Henderson and Monterrey London, Ontario plant restored to profitability: Five-year agreement with customer on light wheels Agreement reached with Canadian Auto Workers union Clear, cost effective path forward Significant upgrade to safety and quality standards in Monterrey LEAN systems introduced – significant progress made at all sites Three-year capacity and CAPEX plan developed New product technology roadmap established Closely monitoring off-shore import activity Steel Wheel Update Defendable market-leading industry position *

Capacity doubled since 2Q11 – addresses major customer concern: Camden purchased, integrated and expanded Mega-Line installed and launched in Erie Machining capacity installed and launched in Monterrey Aggressive expansion of LEAN systems Extended three-year agreement with largest aftermarket distributor Actively quoting multiple new business opportunities: Truck and trailer OEMs Fleet customers National aftermarket buying groups Aluminum Wheel Update Positioned for market recovery & growing demand for aluminum wheels *

* 2012 quarterly performance largely reflects impact of volume declines and overall market softness during significant capital launches & operational restructuring Gunite management has resized its workforce and accelerated the consolidation of machining operations from Elkhart and Brillion facilities into Rockford The team has continued to assess impact of volume and market risks and identified specific opportunities to drive further margin improvement Gunite Business Overview Investments and consolidation on track and nearing completion

* Gunite’s major capital investment program to install competitive machining and assembly equipment, upgrade casting operations and consolidate the manufacturing footprint is nearly complete: Slack assembly line installed and launched Drum machining capacity fully installed and launched by year-end Closure of Elkhart and Brillion Machining as of November 30, 2012 Consolidation of hub machining by Q1 2013 Gunite Capital Investments Investments will drive EBITDA margin improvements

* In response to rapidly declining volumes, Gunite’s business model was analyzed at $180 to $220 million of annual revenue Over the past 75 days, all aspects of Gunite’s business have been reviewed and benchmarked Outcome is a focused strategy to drive towards Adjusted EBITDA margins of 10% to 12% Opportunities to improve profits have been identified and include: Savings from investments of 4 to 5 margin pts Supply chain savings of 3.5 to 4 margin pts Distribution efficiencies of 1.5 to 2 margin pts Other OH and OT savings of 1 margin pt Total margin improvement of 10 to 12 pts Gunite Business Update: Revised Plan Cost reductions are projected to improve margins by 10 to 12 pts Cost Reduction Initiatives

* Material and MRO spending will benefit from purchasing power of Accuride and sister-company volumes All contracts have been or are being reviewed for market competitiveness and value received Improvements in usage continues as foundry up-time is optimized MRO spending reductions: New equipment requires less maintenance Elimination of two facilities Reduction in fork trucks Launch costs eliminated Gunite Business Update: Supply Chain Supply chain initiatives projected to improve margins by 3.5 to 4.0 pts

* Review of distribution and logistics operations have identified numerous opportunities to reduce costs and improve order fulfillment and customer service Opportunities include: Reductions in freight through optimization of shipping points Improved usage of packaging and shipping supplies driven by less frequent movement of inventory Other efficiencies include improved production scheduling, increased flexibility with new machining lines, and reduction in distribution space required Evaluating opportunity to sublet or eliminate lease Gunite Business Update: Distribution Efficiently and effectively fulfilling customers’ orders while driving toward a 1.5 to 2.0 margin point improvement

* Labor and salary improvements have been significant in 2012, with 43% reduction in overall headcount since June 2012 Approximately half of headcount reduction facilitated by capital investments; the remainder are volume and efficiency driven Reductions to other variable and fixed overheads have been identified that will drive an additional 0.5 margin points of improvement Further improvements to labor and salary costs have been identified through efficiencies that will reduce overtime spend, in particular Gunite Business Update: Other Overhead Strong team in place to drive continuous operational and cost improvements, resulting in a projected 1 margin point improvement

* Gunite Business Update: Timing Work to drive improvements has already begun Achievement of full run-rate impact expected as of Q1 2014 Projecting EBITDA margin improvement from breakeven to 10% - 12% at run-rate

Accuride Wheels business is in great shape for industry upturn: Adequate capacity to meet industry demand - Steel & Aluminum Wheel LTAs and new business pending Gunite Operational Turn-Around almost complete: < $35M CAPEX invested in business to date Improved operating performance: 95% on time delivery; 1-2 week lead times <50 PPM past six months (world class levels) Drum Machining & Slack Assembly lines installed and launched (90% done) Consolidation of hub machining & closure of two plants by year-end Headcount reduction of over 290 positions by 1Q13 Significant upgrade to casting operations and facility; more to do in ’13-14 Targeting EBITDA margins of 10 to 12% at $180 to $220 million revenue Non-Core Assets – multiple options under consideration Accuride “Fix & Grow” Summary Takeaway 2-year “Fix & Grow” Restructuring Plan on track operationally *

Strategic Objectives Accuride Vision: Accuride will be the premier supplier of wheel-end system solutions to the global commercial vehicle industry #1-2 globally in wheel-end systems ROIC > 20% through a cycle >80% of revenue from CORE products Balanced geographical revenues: 40% North America 30% Asia 20% Europe 10% South America >25% of annual revenues from new & evolutionary products >95% retention of personnel Maximize ACW share price OUR FOCUS *

accuridecorp.com Industry-Leading Commercial Vehicle Products Questions